UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

BALLY'S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street

Providence RI 02903

(Address of Principal Executive Offices and Zip Code)

(401) 475-8474

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2026, Bally’s Corporation (“Bally’s” or the “Company”) entered into a Fifth Amendment to Credit Agreement (the “Amendment”), by and among the Company, the subsidiaries of the Company party thereto as guarantors (the “Guarantors”), the lenders party thereto and Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), which amends that certain Credit Agreement, dated as of October 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Deutsche Bank Credit Agreement”), by and among the Company, the Guarantors party thereto from time to time, the lenders from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties from time to time party thereto. The Amendment conforms certain negative covenant provisions to the corresponding provisions of that certain Credit Agreement, dated as of February 11, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Ares Credit Agreement”), by and among the Company, the Guarantors party thereto from time to time, the lenders from time to time party thereto, Ares Agent Services, L.P., as administrative agent and as collateral agent and the other parties from time to time party thereto.

The foregoing description of the Amendment does not purport to be complete and is subject, and qualified by reference, to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Fifth Amendment to Credit Agreement, dated as of July 29, 2026, by and among the Company, the subsidiaries of the Company party thereto as guarantors, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the lenders party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: August 5, 2026

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